UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2005

FRANKLIN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9318 (Commission File Number)	13-2670991 (IRS Employer Identification No.)

One Franklin Parkway, San Mateo, California (Address of principal executive offices)	94403 (Zip Code)

Registrant’s telephone number, including area code: (650) 312-3000

Not Applicable

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On September 16, 2005, Franklin Resources, Inc. (the “Company”) issued a press release announcing the commencement on October 1, 2005 of a conversion period for the Company’s Liquid Yield Option ™ Notes due 2031 (Zero Coupon-Senior). A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated September 16, 2005 issued by Franklin Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date: September 16, 2005	/s/ Barbara J. Green
Barbara J. Green
Vice President, Deputy General Counsel
and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated September 16, 2005 issued by Franklin Resources, Inc.